Bonds, mortgages and other long-term debt	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Bonds, mortgages and other long-term debt

Note   33.               Bonds, mortgages and other long-term debt

Production Capacity Investment Loan Agreement

In November 2022, WISeKey Semiconductors SAS entered into a loan agreement with a third party client to borrow funds for the purpose of increasing their production capacity.  Under the terms of the Agreement, the client has lent to WISeKey Semiconductors SAS a total of USD 2,000,000. The loan will be reimbursed by way of a volume rebate against future sales volumes from the Semiconductors Group to the client during the period from July 1, 2023, through to December 31, 2025.  The volume rebate is based upon quarterly sales volumes in excess of a base limit on a yearly projected basis. Any amount still outstanding as at December 31, 2025 falls due for repayment on this date.  The loan does not bear any interest and there were no fees or costs attributed to the loan.

An unamortized debt discount totaling USD 511,128 was calculated and booked to APIC in 2022.  WISeKey Semiconductors SAS has not repaid any amount as at December 31, 2022, and no debt discount charge was recorded to the income statement in 2022. The amortization of the debt will start in 2023.

Therefore, as at December 31, 2022, the loan balance was USD 2,000,000 and the unamortized debt discount balance was USD 511,128, leaving a carrying value of USD 1,488,872.